EXHIBIT 23.1

                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              216 SIXTEENTH STREET
                                    SUITE 600
                             DENVER, COLORADO 80202


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration

Statement on Form S-8 of Universal Detection Technology of our report dated February 25, 2005 relating to the consolidated financial statements of Universal Detection Technology.



                             /s/ AJ. ROBBINS, P.C.
                             ----------------------------
                             AJ. ROBBINS, P.C.
                             CERTIFIED PUBLIC ACCOUNTANTS

Denver, Colorado
February 10, 2006


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